United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2014

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01    Regulation FD Disclosure

Richard D. Callicutt II, BNC Bancorp’s President and Chief Executive Officer, and David B. Spencer, BNC Bancorp’s Senior Executive Vice President and Chief Financial Officer, will present at the Keefe, Bruyette & Woods Community Bank Investor Conference in New York, New York on Wednesday, July 30, 2014.

BNC Bancorp’s presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 – BNC Bancorp Presentation - Keefe, Bruyette & Woods Community Bank Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2014

BNC BANCORP

By:	/s/ David B. Spencer
Name:	David B. Spencer
Its:	Senior Executive Vice President & Chief Financial Officer